UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2019

HOMEFED CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10153	33-0304982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1903 WRIGHT PLACE, SUITE 220

CARLSBAD, CALIFORNIA 92008

(Address of Principal Executive Offices, and Zip Code)

760-918-8200

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 28, 2019, HomeFed Corporation, a Delaware corporation (the “Company” or “HomeFed”), held a special meeting of stockholders (the “Special Meeting”).

The Special Meeting was held to submit the following previously disclosed proposals to a vote of HomeFed’s stockholders:

Proposal 1: To adopt the Agreement and Plan of Merger among HomeFed Corporation, Jefferies Financial Group Inc. and Heat Merger Sub, LLC, dated as of April 12, 2019, as it may be amended from time to time, including pursuant to Amendment No. 1 to the Merger Agreement, dated as of May 2, 2019 (as amended, the “Merger Agreement”).

Proposal 2: To adjourn the Special Meeting from time to time, if necessary or appropriate as determined in the discretion of the Special Committee, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement or if a quorum is not present at the Special Meeting.

The proposals are more fully described in the HomeFed proxy statement that was previously filed with the U.S. Securities and Exchange Commission on May 20, 2019 and mailed to stockholders entitled to vote at the Special Meeting on or about May 21, 2019. At the Special Meeting, a total of 14,790,356 (95.42%) of the Company’s issued and outstanding shares of common stock held of record as of May 16, 2019, the record date for the Special Meeting, were present by proxy, which constituted a quorum. As a result, Proposal 2 was not submitted to a vote at the Special Meeting.

The Company’s stockholders voted on Proposal 1 at the Special Meeting, which was approved.

The final vote tabulation is set forth below.

Vote of the holders of the outstanding shares of HomeFed common stock entitled to vote at the Special Meeting:

Number of Shares Outstanding	Votes For	Votes Against	Abstentions
15,500,246	14,714,906	73,974	1,476

Vote of the holders of the outstanding shares of HomeFed common stock entitled to vote at the Special Meeting not owned, directly or indirectly, by (i) Jefferies Financial Group Inc.

(“Jefferies”) or any of its affiliates, (ii) by any director of the Company who is a director or employee of Jefferies or (iii) a Section 16 officer (pursuant to Rule 16a-1(f) of the Exchange Act) of the Company:

Number of Shares Outstanding	Votes For	Votes Against	Abstentions
3,772,780	2,987,231	73,974	1,476

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEFED CORPORATION

By:	/s/ Christian E. Foulger
Name:	Christian E. Foulger
Title:	President

Date: June 28, 2019